UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/16/2009

RAYONIER INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-6780

North Carolina	13-2607329
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

50 North Laura Street
Jacksonville, Florida
32202
(Address of principal executive offices, including zip code)

904-357-9100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Bylaws

On October 16, 2009, the Board of Directors approved amendments to the Company's Bylaws primarily to amend (i) Article 2, Sections 2, 4 and 7 to allow a proposal to be brought before the shareholders at an Annual Meeting outside of the Company's proxy statement, provided that detailed information regarding the proposal and the submitting shareholder are submitted to the Company not less than 90 days nor more than 120 days before the first anniversary of the prior year's annual meeting; and (ii) Article 3, Section 6 to incorporate the same advance notice period and expanded disclosure requirements with regard to shareholder nominations for election of directors.

A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

Date: October 21, 2009	By:	/s/ Hans E. Vanden Noort
Hans E. Vanden Noort
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-3.2	Bylaws